Summary Prospectus August 1, 2022 (as revised February 14, 2023) American Century Investments® Multisector Income Fund
Investor Class: ASIEX I Class: ASIGX	Y Class: ASYIX A Class: ASIQX	C Class: ASIHX R Class: ASIWX	R5 Class: ASIJX R6 Class: ASIPX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/docs 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fadocs 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated August 1, 2022 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated March 31, 2022. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks income. As a secondary objective, the fund seeks long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 16 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee	0.55%	0.45%	0.35%	0.55%	0.55%	0.55%	0.35%	0.30%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.57%	0.47%	0.37%	0.82%	1.57%	1.07%	0.37%	0.32%
1     Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$58	$183	$319	$714
I Class	$48	$151	$264	$592
Y Class	$38	$119	$208	$469
A Class	$530	$700	$885	$1,418
C Class	$160	$496	$856	$1,665
R Class	$109	$341	$591	$1,306
R5 Class	$38	$119	$208	$469
R6 Class	$33	$103	$180	$406
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 185% of the average value of its portfolio.
Principal Investment Strategies
The fund invests in both investment-grade and high-yield, non-money market debt securities. These securities may include corporate bonds and notes, government securities and securities backed by mortgages or other assets. Investment grade securities are those that have been rated in one of the top four credit quality categories by an independent rating agency or determined by the advisor to be of comparable credit quality. High-yield securities, which are also known as “junk bonds”, are those that have been rated by an independent rating agency below the highest four categories or determined by the advisor to be of similar quality.
The debt securities in which the fund invests may be payable in U.S. or foreign currencies, including emerging markets debt securities.
The fund may also invest in certain equity securities such as preferred stock, convertible securities or equity equivalents provided that such investments are consistent with the fund’s investment objectives.
The fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.
In addition to the securities listed above, the fund may also invest in bank loans.
The fund may also utilize derivative instruments provided that such investments are in keeping with the fund’s investment objectives. Such derivative instruments may include options, futures contracts, options on futures contracts, and swaps (such as credit default swaps either on a single issuer or a securities index), or in mortgage- or asset-backed securities. The fund may invest in collateralized debt obligations, including collateralized loan obligations, collateralized mortgage obligations, mortgage- or asset- backed securities, and other similarly structured investments. The fund may use foreign currency exchange contracts to shift investment exposure from one currency into another for hedging purposes or to enhance returns.
The weighted average maturity of the fund’s portfolio must be 3½ years or longer. Within this maturity limit, the portfolio managers may shorten the portfolio’s maturity during periods of rising interest rates in order to reduce the effect of bond price declines on the fund’s value.
To determine whether to buy or sell a security, the portfolio managers consider, among other things, various fund requirements and standards, along with economic conditions, alternative investments and interest rates.
The portfolio managers may engage in hedging of portfolio positions, which usually involves entering into a derivative transaction that has the opposite characteristic of the position being hedged. The net effect of these two positions is intended to reduce or eliminate the exposure created by the first position.
To gain exposure to certain segments of the fixed-income market, the fund may invest in other American Century funds (affiliated funds), unaffiliated funds, securities and other financial instruments.

Principal Risks
•Interest Rate Risk – Investments in debt securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund is more susceptible to interest rate changes than funds that have a shorter-weighted average maturity, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Credit Risk – The inability or perceived inability of a security’s issuer to make interest and principal payments may cause the value of the security to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•High-Yield Risk – Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.
•LIBOR Transition Risk – The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (“LIBOR”). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.
•Derivative Risk – The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit, and correlation risk. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments.
•Bank Loan Risk – The market for bank loans may not be highly liquid and the fund may have difficulty selling them. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
•Collateralized Debt Obligations Risk – Collateralized debt obligations and collateralized loan obligations (CLOs) are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.
•Counterparty Risk – If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties.
•Liquidity Risk – During periods of market turbulence or unusually low trading activity, to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. In addition, when the market for certain investments is illiquid, the fund may be unable to achieve its desired level of exposure to a certain sector. Illiquid securities may be difficult to value. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Prepayment and Extension Risk – The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than funds of similar duration that invest less heavily in mortgage- and asset-backed securities. Conversely, an issuer may exercise its right to pay principal on an obligation held by the fund later than expected (extend the obligation) especially in periods of rising interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.
•Foreign Securities Risk – Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
•Currency Risk – Because the fund may invest in securities denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Emerging Markets Risk – Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

•Convertible Securities Risk – Convertible securities may be affected by changes in interest rates, the credit of the issuer, and the value of the underlying common stock. In addition, because these securities are convertible into common stock, they are subject to general stock market risk, though to a lesser degree.
•Market Risk – The value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk – A pandemic, caused by the infectious respiratory illness COVID-19, has caused market disruption and other economic impacts. Markets experienced volatility, reduced liquidity, and increased trading costs. The pandemic may continue to impact the fund and its underlying investments.
•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 8.18%        Lowest Performance Quarter (1Q 2020):-6.50%

As of June 30, 2022, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was -9.74%.

Average Annual Total Returns For the calendar year ended December 31, 2021	1 year	5 years	Since Inception	Inception Date
Investor Class Return Before Taxes	2.55%	5.07%	4.22%	07/28/2014
Return After Taxes on Distributions	0.34%	3.44%	2.56%	07/28/2014
Return After Taxes on Distributions and Sale of Fund Shares	1.57%	3.19%	2.49%	07/28/2014
I Class[1] Return Before Taxes	2.65%	5.16%	4.31%	04/10/2017
Y Class[1] Return Before Taxes	2.84%	5.28%	4.43%	04/10/2017
A Class Return Before Taxes	-2.27%	3.86%	3.32%	07/28/2014
C Class Return Before Taxes	1.53%	4.01%	3.18%	07/28/2014
R Class Return Before Taxes	2.04%	4.55%	3.70%	07/28/2014
R5 Class Return Before Taxes	2.85%	5.28%	4.43%	07/28/2014
R6 Class Return Before Taxes	2.91%	5.33%	4.48%	07/28/2014
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	3.09%	07/28/2014
1    Historical performance for the I and Y Classes prior to their inception is based on the performance of R5 Class shares. I and Y Class performance has been adjusted to reflect differences in expenses between classes, if applicable. Since inception performance for the I and Y Class is based on the R5 Class inception date.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Charles Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.
Jason Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019.
Jeffrey L. Houston, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 1990.
Peter Van Gelderen, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2021.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250 for the Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.

There is no minimum initial investment amount for Y, R5 or R6 Class shares.
For the Investor, A, C, R, R5 and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to purchase I or Y Class shares.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y and R6 Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2023 American Century Proprietary Holdings, Inc. All rights reserved.
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